UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 2, 2018

Vericel Corporation

(Exact Name of Registrant as Specified in Charter)

Michigan	001-35280	94-3096597
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

64 Sidney Street Cambridge, MA	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 556-0311

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At its Annual Meeting of Shareholders held on May 2, 2018 (the “Annual Meeting”), the shareholders of Vericel Corporation, a Michigan corporation (the “Company”) voted on the following matters, which are described in detail in the Company’s Proxy Statement filed with the U.S. Securities and Exchange Commission on March 22, 2018: (i) to elect each of Robert L. Zerbe, Alan L. Rubino, Heidi Hagen, Steven Gilman, Kevin McLaughlin, Paul Wotton and Dominick C. Colangelo as a director of the Company to serve for a one-year term expiring at the Company’s 2019 annual meeting of shareholders and until his or her successor has been elected and qualified (“Proposal 1”), (ii) to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 (“Proposal 2”), (iii) to cast an advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers (“Proposal 3”), and (iv) to approve, on an advisory basis, the compensation of the named executive officers of the Company (“Proposal 4”).

The Company’s shareholders approved the nominees recommended for election in Proposal 1 at the Annual Meeting.

Shareholders voted for directors as follows:

Nominee	For	Abstain/Withheld	Broker Non-Votes
Robert L. Zerbe	15,203,673	2,215,384	10,719,566
Alan L. Rubino	15,119,550	2,299,507	10,719,566
Heidi Hagen	15,203,335	2,215,722	10,719,566
Steven Gilman	13,275,757	4,143,300	10,719,566
Kevin McLaughlin	15,160,923	2,258,134	10,719,566
Paul Wotton	15,055,465	2,363,592	10,719,566
Dominick C. Colangelo	15,270,783	2,148,274	10,719,566

The Company’s shareholders approved Proposal 2 to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The votes cast at the Annual Meeting were as follows:

Votes For	Votes Against	Abstentions
27,913,459	149,277	75,887

The Company’s shareholders voted, on an advisory basis, that future advisory votes on executive compensation should be submitted to the shareholders every year. The votes cast at the Annual Meeting for Proposal 3 were as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
16,973,087	139,878	256,376	49,716	10,719,566

The Board of Directors considered the voting results with respect to Proposal 3 and has determined that the Company will hold future non-binding advisory votes of the shareholders on the compensation of the Company’s named executive officers in the Company’s proxy statement every year until the next required advisory vote of the Company’s shareholders on the frequency of shareholder advisory votes on executive compensation.

The Company’s shareholders approved Proposal 4, on an advisory basis, on the compensation of the Company’s named executive officers. The votes cast at the Annual Meeting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,902,898	158,664	357,495	10,719,566

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vericel Corporation

Date: May 3, 2018	By:	/s/ Gerard Michel
Name: Gerard Michel
Title: Chief Financial Officer and Vice President, Corporate Development